UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report

Undiscovered Managers Funds

June 30, 2021

Undiscovered Managers Behavioral Value Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	1

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	84.61%
Russell 2000 Value Index	73.28%

Net Assets as of 6/30/2021 (In Thousands)	$7,219,644

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package -- and the prospect of additional federal government spending – helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021.

The Fund’s security selection in the financials and industrials sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the consumer discretionary sector and its security selection in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Olin Corp. and its overweight positions in Matson Inc. and Terex Corp. Shares of Olin, a chemicals manufacturer, rose after the company’s new chief executive shifted corporate strategy and prices for chemicals began to rebound. Shares of Matson, a shipping and logistics provider, rose amid increased demand for its express shipping from China to the port of Long Beach, Calif., due to the pandemic. Shares of Terex, a maker of industrial work platforms, cranes and materials processing equipment, rose after the company raised its earnings forecasts amid the reopening of the global economy.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Graphic Packaging Holding Co., Energizer Holdings Inc. and Columbia Sportswear Co. Shares of Graphic Packaging Holding, a packing manufacturer, underperformed amid investor expectations that demand for the company’s products would not significantly increase with reopening the economy. Shares of Energizer Holdings, a batteries and lighting manufacturer, fell late in the period largely due to increased materials costs. Shares of Columbia Sportswear, an apparel maker, underperformed following a run-up in the stock price in early 2021.

2	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

HOW WAS THE FUND POSITIONED?

The Fund’s sub-adviser, Fuller & Thaler Asset Management Inc., looked for stocks that it believed were mispriced based on behavioral biases. The sub-adviser generally utilizes a three-pronged approach that includes i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company; ii) evidence of market overreaction due to behavioral factors like loss aversion or stereotyping that has resulted in an absolute or relative decline in the valuation of certain securities; and iii) analysis of the company’s fundamentals with regard to business model, valuation and credit risk.

During the reporting period, the Fund’s largest overweight positions versus the Benchmark were in the financials and materials sectors, while its largest underweight positions versus the Benchmark were in the consumer discretionary and health care sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Graphic Packaging Holding Co.	3.7%
2.	First Horizon Corp.	3.6
3.	Devon Energy Corp.	3.4
4.	FNB Corp.	3.1
5.	Huntington Bancshares, Inc.	3.0
6.	KeyCorp	2.8
7.	Investors Bancorp, Inc.	2.6
8.	Berry Global Group, Inc.	2.5
9.	First Midwest Bancorp, Inc.	2.2
10.	Olin Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	32.5%
Industrials	17.9
Materials	16.3
Real Estate	7.1
Energy	5.7
Utilities	5.0
Consumer Discretionary	4.4
Information Technology	4.1
Consumer Staples	3.0
Health Care	2.0
Short-Term Investments	2.0

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge*		74.21%	11.03%	11.59%
Without Sales Charge		83.87	12.24	12.20
CLASS C SHARES	June 4, 2004
With CDSC**		81.97	11.67	11.75
Without CDSC		82.97	11.67	11.75
CLASS I SHARES	April 30, 2013	84.36	12.51	12.47
CLASS L SHARES	December 28, 1998	84.61	12.68	12.61
CLASS R2 SHARES	April 30, 2013	83.41	11.96	11.97
CLASS R3 SHARES	March 1, 2017	83.86	12.23	12.20
CLASS R4 SHARES	March 1, 2017	84.31	12.51	12.47
CLASS R5 SHARES	March 1, 2017	84.60	12.68	12.61
CLASS R6 SHARES	April 30, 2013	84.83	12.80	12.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 and Class I Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of the Class A, Class I and Class L Shares, respectively. The actual returns for Class R3, Class R4 and Class R5 Shares would have been similar to those shown because Class R3, Class R4 and Class R5 Shares have similar expenses to Class A, Class I and Class L Shares, respectively.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the Undiscovered Managers Behavioral Value Fund and the

Russell 2000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.8%

Auto Components — 2.4%

American Axle & Manufacturing Holdings, Inc. *	1,854	19,191

Cooper-Standard Holdings, Inc. * (a)	996	28,896

Gentherm, Inc. *	1,082	76,866

Tenneco, Inc., Class A *	2,357	45,531

		170,484

Banks — 26.2%

Bancorp, Inc. (The) *	1,417	32,597

Brookline Bancorp, Inc.	3,369	50,363

CIT Group, Inc.	2,656	137,030

First Hawaiian, Inc.	3,962	112,272

First Horizon Corp.	15,467	267,274

First Midwest Bancorp, Inc.	8,267	163,942

FNB Corp.	18,657	230,043

Hope Bancorp, Inc.	7,063	100,149

Huntington Bancshares, Inc.	15,229	217,311

Investors Bancorp, Inc.	13,309	189,784

KeyCorp	9,961	205,688

Simmons First National Corp., Class A	1,421	41,704

Texas Capital Bancshares, Inc. * (a)	1,270	80,637

United Bankshares, Inc. (a)	1,569	57,256

		1,886,050

Beverages — 1.0%

Primo Water Corp. (a)	4,389	73,423

Building Products — 4.1%

Builders FirstSource, Inc. * (a)	798	34,036

JELD-WEN Holding, Inc. *	5,434	142,705

Resideo Technologies, Inc. *	3,886	116,593

		293,334

Capital Markets — 0.7%

Janus Henderson Group plc	1,326	51,447

Chemicals — 6.0%

Cabot Corp.	2,483	141,376

Celanese Corp.	141	21,366

Koppers Holdings, Inc. *	1,614	52,206

Olin Corp.	3,453	159,735

Trinseo SA	925	55,378

		430,061

Commercial Services & Supplies — 5.0%

Brink’s Co. (The) (a)	2,030	156,023

Covanta Holding Corp. (a)	5,778	101,750

Harsco Corp. * (a)	1,097	22,393

Herman Miller, Inc.	1,732	81,643

		361,809

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.4%

ADTRAN, Inc.	1,781	36,784

CommScope Holding Co., Inc. *	3,034	64,651

		101,435

Construction & Engineering — 1.4%

Granite Construction, Inc. (a)	2,437	101,196

Construction Materials — 0.8%

Eagle Materials, Inc.	425	60,410

Containers & Packaging — 9.2%

Berry Global Group, Inc. *	2,836	184,936

Crown Holdings, Inc.	1,318	134,681

Graphic Packaging Holding Co.	14,780	268,118

Greif, Inc., Class A (a)	1,138	68,934

		656,669

Electric Utilities — 1.9%

Portland General Electric Co.	2,957	136,246

Electronic Equipment, Instruments & Components — 0.4%

Avnet, Inc.	810	32,454

Energy Equipment & Services — 1.4%

KLX Energy Services Holdings, Inc. * (a)	327	3,124

Patterson-UTI Energy, Inc. (a)	7,062	70,196

TETRA Technologies, Inc. *	6,370	27,646

		100,966

Equity Real Estate Investment Trusts (REITs) — 7.2%

Alexander & Baldwin, Inc.	1,065	19,504

Brixmor Property Group, Inc.	6,442	147,455

Chatham Lodging Trust *	2,778	35,749

DigitalBridge Group, Inc. * (a)	3,725	29,430

Franklin Street Properties Corp.	6,049	31,819

Kite Realty Group Trust	4,112	90,503

Pebblebrook Hotel Trust (a)	1,244	29,294

Rayonier, Inc. (a)	2,204	79,187

Retail Properties of America, Inc., Class A	2,556	29,270

Ryman Hospitality Properties, Inc. *	392	30,937

		523,148

Gas Utilities — 2.0%

Southwest Gas Holdings, Inc.	1,497	99,104

Spire, Inc.	638	46,121

		145,225

Health Care Providers & Services — 1.0%

Ensign Group, Inc. (The) (a)	807	69,937

Health Care Technology — 1.1%

Allscripts Healthcare Solutions, Inc. * (a)	4,110	76,077

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	5

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 1.3%

Tri Pointe Homes, Inc. * (a)	4,429	94,923

Household Products — 2.1%

Energizer Holdings, Inc.	2,418	103,943

Reynolds Consumer Products, Inc.	1,481	44,947

		148,890

Insurance — 6.2%

Assured Guaranty Ltd.	1,048	49,766

CNO Financial Group, Inc.	5,580	131,804

Enstar Group Ltd. *	129	30,921

Kemper Corp.	1,944	143,679

White Mountains Insurance Group Ltd.	78	90,097

		446,267

Machinery — 2.9%

Enerpac Tool Group Corp. (a)	987	26,280

Hyster-Yale Materials Handling, Inc. (a)	211	15,371

Kennametal, Inc.	1,320	47,404

Terex Corp.	2,491	118,602

		207,657

Marine — 1.6%

Matson, Inc.	1,811	115,903

Metals & Mining — 0.4%

Commercial Metals Co.	856	26,303

Multi-Utilities — 1.2%

Black Hills Corp. (a)	1,170	76,806

NorthWestern Corp.	191	11,532

		88,338

Oil, Gas & Consumable Fuels — 4.4%

Devon Energy Corp. (a)	8,583	250,544

PBF Energy, Inc., Class A *	848	12,972

Range Resources Corp. *	3,307	55,433

		318,949

Paper & Forest Products — 0.3%

Glatfelter Corp.	1,721	24,042

Professional Services — 0.4%

Science Applications International Corp.	336	29,494

Software — 0.9%

Cognyte Software Ltd. (Israel) *	667	16,333

Dolby Laboratories, Inc., Class A	205	20,101

Verint Systems, Inc. *	634	28,553

		64,987

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 0.2%

Designer Brands, Inc., Class A * (a)	999	16,533

Technology Hardware, Storage & Peripherals — 1.4%

NCR Corp. *	2,249	102,561

Textiles, Apparel & Luxury Goods — 0.5%

Columbia Sportswear Co.	395	38,890

Trading Companies & Distributors — 2.8%

Applied Industrial Technologies, Inc.	903	82,184

Beacon Roofing Supply, Inc. *	1,650	87,851

MRC Global, Inc. * (a)	3,654	34,346

		204,381

Total Common Stocks (Cost $5,120,834)		7,198,489

Short-Term Investments — 2.0%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $25,651)	25,638	25,651

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	108,966	108,966

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	13,210	13,210

Total Investment of Cash Collateral from Securities Loaned (Cost $122,185)		122,176

Total Short-term Investments (Cost $147,836)		147,827

Total Investments — 101.8% (Cost $5,268,670)		7,346,316
Liabilities in Excess of Other Assets — (1.8)%		(126,672)

NET ASSETS — 100.0%		7,219,644

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $119,720.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

6	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	Undiscovered Managers Behavioral Value Fund
ASSETS:
Investments in non-affiliates, at value	$7,198,489
Investments in affiliates, at value	25,651
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	122,176
Cash	69
Receivables:
Fund shares sold	7,810
Dividends from non-affiliates	11,515
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	12

Total Assets	7,365,722

LIABILITIES:
Payables:
Investment securities purchased	11,881
Collateral received on securities loaned (See Note 2.B.)	122,176
Fund shares redeemed	6,291
Accrued liabilities:
Investment advisory fees	4,280
Administration fees	428
Distribution fees	169
Service fees	654
Custodian and accounting fees	43
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	156

Total Liabilities	146,078

Net Assets	$7,219,644

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

Undiscovered Managers Behavioral Value Fund
NET ASSETS:
Paid-in-Capital	$5,254,973
Total distributable earnings (loss)	1,964,671

Total Net Assets	$7,219,644

Net Assets:
Class A	$492,556
Class C	88,919
Class I	1,847,319
Class L	2,607,467
Class R2	13,172
Class R3	6,122
Class R4	2,690
Class R5	19,235
Class R6	2,142,164

Total	$7,219,644

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,171
Class C	1,195
Class I	22,597
Class L	31,759
Class R2	167
Class R3	78
Class R4	33
Class R5	235
Class R6	26,039

Net Asset Value (a):
Class A — Redemption price per share	$79.82
Class C — Offering price per share (b)	74.40
Class I — Offering and redemption price per share	81.75
Class L — Offering and redemption price per share	82.10
Class R2 — Offering and redemption price per share	78.78
Class R3 — Offering and redemption price per share	78.96
Class R4 — Offering and redemption price per share	81.55
Class R5 — Offering and redemption price per share	82.04
Class R6 — Offering and redemption price per share	82.27
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$84.24

Cost of investments in non-affiliates	$5,120,834
Cost of investments in affiliates	25,651
Investment securities on loan, at value (See Note 2.B.)	119,720
Cost of investment of cash collateral (See Note 2.B.)	122,185

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

Undiscovered Managers Behavioral Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$109,457
Dividend income from affiliates	103
Income from securities lending (net) (See Note 2.B.)	103

Total investment income	109,663

EXPENSES:
Investment advisory fees	39,567
Administration fees	3,957
Distribution fees:
Class A	978
Class C	614
Class R2	73
Class R3	14
Service fees:
Class A	978
Class C	205
Class I	2,818
Class L	2,091
Class R2	37
Class R3	14
Class R4	6
Class R5	13
Custodian and accounting fees	144
Interest expense to affiliates	2
Professional fees	80
Trustees’ and Chief Compliance Officer’s fees	38
Printing and mailing costs	184
Registration and filing fees	325
Transfer agency fees (See Note 2.E.)	312
Other	119

Total expenses	52,569

Less fees waived	(2,602)
Less expense reimbursements	(21)

Net expenses	49,946

Net investment income (loss)	59,717

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	152,944
Investments in affiliates	(27)

Net realized gain (loss)	152,917

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,740,816
Investments in affiliates	(8)

Change in net unrealized appreciation/depreciation	2,740,808

Net realized/unrealized gains (losses)	2,893,725

Change in net assets resulting from operations	$2,953,442

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$59,717	$58,169
Net realized gain (loss)	152,917	(172,522)
Change in net unrealized appreciation/depreciation	2,740,808	(1,135,166)

Change in net assets resulting from operations	2,953,442	(1,249,519)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,133)	(25,306)
Class C	(15)	(6,670)
Class I	(7,011)	(44,385)
Class L	(18,134)	(130,833)
Class R2	(78)	(826)
Class R3	(38)	(252)
Class R4	(15)	(189)
Class R5	(119)	(422)
Class R6	(14,680)	(54,411)

Total distributions to shareholders	(42,223)	(263,294)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	658,944	(214,160)

NET ASSETS:
Change in net assets	3,570,163	(1,726,973)
Beginning of period	3,649,481	5,376,454

End of period	$7,219,644	$3,649,481

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

	Undiscovered Managers Behavioral Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$131,677	$74,371
Distributions reinvested	1,867	23,062
Cost of shares redeemed	(171,536)	(236,917)

Change in net assets resulting from Class A capital transactions	(37,992)	(139,484)

Class C
Proceeds from shares issued	9,177	3,148
Distributions reinvested	14	5,965
Cost of shares redeemed	(47,962)	(50,499)

Change in net assets resulting from Class C capital transactions	(38,771)	(41,386)

Class I
Proceeds from shares issued	1,215,164	266,901
Distributions reinvested	5,327	34,256
Cost of shares redeemed	(483,643)	(448,062)

Change in net assets resulting from Class I capital transactions	736,848	(146,905)

Class L
Proceeds from shares issued	648,164	903,320
Distributions reinvested	15,784	94,882
Cost of shares redeemed	(1,055,197)	(1,072,603)

Change in net assets resulting from Class L capital transactions	(391,249)	(74,401)

Class R2
Proceeds from shares issued	3,832	3,978
Distributions reinvested	78	826
Cost of shares redeemed	(13,328)	(4,181)

Change in net assets resulting from Class R2 capital transactions	(9,418)	623

Class R3
Proceeds from shares issued	4,153	4,573
Distributions reinvested	38	252
Cost of shares redeemed	(5,581)	(3,215)

Change in net assets resulting from Class R3 capital transactions	(1,390)	1,610

Class R4
Proceeds from shares issued	1,337	1,567
Distributions reinvested	15	189
Cost of shares redeemed	(1,444)	(1,852)

Change in net assets resulting from Class R4 capital transactions	(92)	(96)

Class R5
Proceeds from shares issued	8,422	6,750
Distributions reinvested	76	246
Cost of shares redeemed	(5,930)	(10,405)

Change in net assets resulting from Class R5 capital transactions	2,568	(3,409)

Class R6
Proceeds from shares issued	980,164	410,856
Distributions reinvested	9,920	45,569
Cost of shares redeemed	(591,644)	(267,137)

Change in net assets resulting from Class R6 capital transactions	398,440	189,288

Total change in net assets resulting from capital transactions	$658,944	$(214,160)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,001	1,533
Reinvested	30	382
Redeemed	(2,931)	(4,676)

Change in Class A Shares	(900)	(2,761)

Class C
Issued	146	67
Reinvested	— (a)	107
Redeemed	(914)	(1,080)

Change in Class C Shares	(768)	(906)

Class I
Issued	17,430	5,689
Reinvested	85	554
Redeemed	(7,338)	(9,348)

Change in Class I Shares	10,177	(3,105)

Class L
Issued	9,911	18,328
Reinvested	250	1,529
Redeemed	(18,491)	(21,874)

Change in Class L Shares	(8,330)	(2,017)

Class R2
Issued	61	82
Reinvested	1	14
Redeemed	(211)	(81)

Change in Class R2 Shares	(149)	15

Class R3
Issued	70	90
Reinvested	1	4
Redeemed	(91)	(61)

Change in Class R3 Shares	(20)	33

Class R4
Issued	18	29
Reinvested	— (a)	3
Redeemed	(21)	(42)

Change in Class R4 Shares	(3)	(10)

Class R5
Issued	117	145
Reinvested	1	4
Redeemed	(88)	(179)

Change in Class R5 Shares	30	(30)

Class R6
Issued	15,902	7,982
Reinvested	157	733
Redeemed	(9,541)	(5,129)

Change in Class R6 Shares	6,518	3,586

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Undiscovered Managers Behavioral Value Fund
Class A
Year Ended June 30, 2021	$43.66	$0.49	$36.02	$36.51	$(0.35)	$—	$(0.35)
Year Ended June 30, 2020	60.63	0.50	(14.56)	(14.06)	(0.23)	(2.68)	(2.91)
September 1, 2018 through June 30, 2019 (f)	73.97	0.51	(7.92)	(7.41)	(0.54)	(5.39)	(5.93)
Year Ended August 31, 2018	63.57	0.59	12.77	13.36	(0.46)	(2.50)	(2.96)
Year Ended August 31, 2017	60.15	0.32	4.95	5.27	(0.40)	(1.45)	(1.85)
Year Ended August 31, 2016	55.30	0.49	6.29	6.78	(0.31)	(1.62)	(1.93)

Class C
Year Ended June 30, 2021	40.67	0.16	33.58	33.74	(0.01)	—	(0.01)
Year Ended June 30, 2020	56.73	0.21	(13.59)	(13.38)	—	(2.68)	(2.68)
September 1, 2018 through June 30, 2019 (f)	69.55	0.24	(7.43)	(7.19)	(0.24)	(5.39)	(5.63)
Year Ended August 31, 2018	59.93	0.24	12.01	12.25	(0.13)	(2.50)	(2.63)
Year Ended August 31, 2017	56.84	0.01	4.67	4.68	(0.14)	(1.45)	(1.59)
Year Ended August 31, 2016	52.43	0.20	5.95	6.15	(0.12)	(1.62)	(1.74)

Class I
Year Ended June 30, 2021	44.72	0.70	36.85	37.55	(0.52)	—	(0.52)
Year Ended June 30, 2020	62.04	0.65	(14.88)	(14.23)	(0.41)	(2.68)	(3.09)
September 1, 2018 through June 30, 2019 (f)	75.61	0.65	(8.11)	(7.46)	(0.72)	(5.39)	(6.11)
Year Ended August 31, 2018	64.95	0.78	13.04	13.82	(0.66)	(2.50)	(3.16)
Year Ended August 31, 2017	61.41	0.50	5.04	5.54	(0.55)	(1.45)	(2.00)
Year Ended August 31, 2016	56.37	0.64	6.43	7.07	(0.41)	(1.62)	(2.03)

Class L
Year Ended June 30, 2021	44.88	0.75	37.05	37.80	(0.58)	—	(0.58)
Year Ended June 30, 2020	62.25	0.74	(14.93)	(14.19)	(0.50)	(2.68)	(3.18)
September 1, 2018 through June 30, 2019 (f)	75.89	0.74	(8.16)	(7.42)	(0.83)	(5.39)	(6.22)
Year Ended August 31, 2018	65.17	0.88	13.10	13.98	(0.76)	(2.50)	(3.26)
Year Ended August 31, 2017	61.60	0.59	5.07	5.66	(0.64)	(1.45)	(2.09)
Year Ended August 31, 2016	56.52	0.73	6.44	7.17	(0.47)	(1.62)	(2.09)

Class R2
Year Ended June 30, 2021	43.14	0.29	35.61	35.90	(0.26)	—	(0.26)
Year Ended June 30, 2020	59.98	0.37	(14.41)	(14.04)	(0.12)	(2.68)	(2.80)
September 1, 2018 through June 30, 2019 (f)	73.28	0.37	(7.83)	(7.46)	(0.45)	(5.39)	(5.84)
Year Ended August 31, 2018	63.05	0.42	12.65	13.07	(0.34)	(2.50)	(2.84)
Year Ended August 31, 2017	59.78	0.17	4.90	5.07	(0.35)	(1.45)	(1.80)
Year Ended August 31, 2016	55.09	0.34	6.28	6.62	(0.31)	(1.62)	(1.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to June 30th.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$79.82	83.87%	$492,556	1.29%	0.78%	1.34%	30%
43.66	(24.49)	308,675	1.30	0.92	1.35	44
60.63	(9.41)	596,068	1.30	0.99	1.35	35
73.97	21.46	888,695	1.29	0.86	1.35	29
63.57	8.76	907,053	1.28	0.51	1.76	24
60.15	12.70	1,146,043	1.29	0.88	1.83	44

74.40	82.97	88,919	1.79	0.27	1.84	30
40.67	(24.87)	79,818	1.80	0.42	1.85	44
56.73	(9.78)	162,769	1.80	0.48	1.85	35
69.55	20.85	233,455	1.79	0.37	1.85	29
59.93	8.22	247,259	1.78	0.02	2.23	24
56.84	12.13	300,255	1.79	0.38	2.28	44

81.75	84.32	1,847,319	1.05	1.02	1.10	30
44.72	(24.29)	555,350	1.05	1.18	1.10	44
62.04	(9.22)	963,136	1.05	1.24	1.10	35
75.61	21.75	1,220,927	1.04	1.11	1.10	29
64.95	9.03	1,145,714	1.03	0.77	1.44	24
61.41	12.99	1,095,710	1.04	1.13	1.49	44

82.10	84.61	2,607,467	0.90	1.18	0.95	30
44.88	(24.18)	1,799,190	0.90	1.34	0.95	44
62.25	(9.11)	2,621,266	0.90	1.39	0.95	35
75.89	21.95	3,589,067	0.90	1.24	0.95	29
65.17	9.19	2,873,203	0.88	0.91	1.28	24
61.60	13.16	2,230,948	0.89	1.28	1.31	44

78.78	83.41	13,172	1.54	0.49	1.61	30
43.14	(24.68)	13,640	1.55	0.71	1.62	44
59.98	(9.59)	18,078	1.55	0.72	1.63	35
73.28	21.16	20,684	1.54	0.61	1.63	29
63.05	8.47	17,759	1.53	0.27	2.05	24
59.78	12.43	12,822	1.54	0.61	2.10	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Undiscovered Managers Behavioral Value Fund (continued)
Class R3
Year Ended June 30, 2021	$43.23	$0.48	$35.65	$36.13	$(0.40)	$—	$(0.40)
Year Ended June 30, 2020	60.14	0.51	(14.42)	(13.91)	(0.32)	(2.68)	(3.00)
September 1, 2018 through June 30, 2019 (f)	73.69	0.44	(7.86)	(7.42)	(0.74)	(5.39)	(6.13)
Year Ended August 31, 2018	63.57	0.47	12.86	13.33	(0.71)	(2.50)	(3.21)
March 1, 2017 (g) through August 31, 2017	64.80	0.13	(1.36)	(1.23)	—	—	—

Class R4
Year Ended June 30, 2021	44.58	0.67	36.77	37.44	(0.47)	—	(0.47)
Year Ended June 30, 2020	61.89	0.67	(14.86)	(14.19)	(0.44)	(2.68)	(3.12)
September 1, 2018 through June 30, 2019 (f)	75.50	0.63	(8.09)	(7.46)	(0.76)	(5.39)	(6.15)
Year Ended August 31, 2018	64.94	0.76	13.06	13.82	(0.76)	(2.50)	(3.26)
March 1, 2017 (g) through August 31, 2017	66.12	0.15	(1.33)	(1.18)	—	—	—

Class R5
Year Ended June 30, 2021	44.86	0.78	36.99	37.77	(0.59)	—	(0.59)
Year Ended June 30, 2020	62.20	0.77	(14.95)	(14.18)	(0.48)	(2.68)	(3.16)
September 1, 2018 through June 30, 2019 (f)	75.88	0.61	(8.04)	(7.43)	(0.86)	(5.39)	(6.25)
Year Ended August 31, 2018	65.17	0.72	13.26	13.98	(0.77)	(2.50)	(3.27)
March 1, 2017 (g) through August 31, 2017	66.30	0.29	(1.42)	(1.13)	—	—	—

Class R6
Year Ended June 30, 2021	44.97	0.84	37.10	37.94	(0.64)	—	(0.64)
Year Ended June 30, 2020	62.36	0.80	(14.95)	(14.15)	(0.56)	(2.68)	(3.24)
September 1, 2018 through June 30, 2019 (f)	76.05	0.74	(8.14)	(7.40)	(0.90)	(5.39)	(6.29)
Year Ended August 31, 2018	65.29	0.94	13.15	14.09	(0.83)	(2.50)	(3.33)
Year Ended August 31, 2017	61.70	0.66	5.07	5.73	(0.69)	(1.45)	(2.14)
Year Ended August 31, 2016	56.59	0.72	6.52	7.24	(0.51)	(1.62)	(2.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to June 30th.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

16	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$78.96	83.86%	$6,122	1.29%	0.78%	1.35%	30%
43.23	(24.48)	4,254	1.30	0.99	1.36	44
60.14	(9.41)	3,935	1.29	0.88	1.36	35
73.69	21.45	1,784	1.30	0.67	1.38	29
63.57	(1.90)	133	1.29	0.40	1.66	24

81.55	84.31	2,690	1.05	1.02	1.11	30
44.58	(24.29)	1,584	1.05	1.20	1.11	44
61.89	(9.22)	2,827	1.05	1.20	1.11	35
75.50	21.76	2,461	1.05	1.08	1.10	29
64.94	(1.78)	1,586	1.04	0.47	1.42	24

82.04	84.60	19,235	0.90	1.20	0.95	30
44.86	(24.18)	9,215	0.90	1.40	0.96	44
62.20	(9.11)	14,636	0.89	1.18	0.95	35
75.88	21.95	4,521	0.90	1.00	1.02	29
65.17	(1.70)	821	0.89	0.88	1.26	24

82.27	84.79	2,142,164	0.80	1.29	0.84	30
44.97	(24.10)	877,755	0.80	1.47	0.85	44
62.36	(9.04)	993,739	0.80	1.41	0.85	35
76.05	22.08	727,352	0.80	1.33	0.85	29
65.29	9.29	464,750	0.78	1.01	1.16	24
61.70	13.28	309,958	0.78	1.24	1.17	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
Undiscovered Managers Behavioral Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The investment objective of the Fund is capital appreciation.

Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus. Prior to April 15, 2020, Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Fund unless they met certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

18	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,346,316	$—	$—	$7,346,316

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of June 30, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$119,720	$(119,720)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Fund’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$7

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a)(b)	$65,770	$1,701,820	$1,741,916	$(27)	$4	$25,651	25,638	$103		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a)(b)	86,997	339,001	317,000	(20)*	(12)	108,966	108,966	151	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	12,828	195,668	195,286	—	—	13,210	13,210	5	*	—

Total	$165,595	$2,236,489	$2,254,202	$(47)	$(8)	$147,827		$259		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Transfer agency fees	$20	$6	$99	$131	$3	$1	$1	$1	$50	$312

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

20	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(2,719)	$2,719

The reclassifications for the Fund relate primarily to non-taxable dividends.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

A Sub-advisory Agreement exists between JPMIM and Fuller & Thaler Asset Management, Inc. for the Fund. Under the terms of the Sub-Advisory Agreement, JPMIM pays the sub-adviser a portion of fees received by JPMIM.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.075% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

Front-End Sales Charge	CDSC
$54	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
1.30%	1.80%	1.05%	0.90%	1.55%	1.30%	1.05%	0.90%	0.80%

The expense limitation agreement was in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the year ended June 30, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$2,101	$210	$190	$2,501	$21

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 was $101.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

22	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,281,356	$1,557,004

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,465,995	$1,989,627	$109,306	$1,880,321

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

Ordinary Income*	Total Distributions Paid
$42,223	$42,223

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$52,364	$210,930	$263,294

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$30,284	$54,121	$1,880,321

The cumulative timing differences primarily consist of wash sale loss deferrals and non-taxable dividends.

As of June 30, 2021, the Fund did not have any net capital loss carryforwards.

During the year ended June 30, 2021, the Fund utilized capital loss carryforwards as follows :

Capital Loss Utilized
Short-Term	Long-Term
$—	$10,434

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended June 30, 2021. Average borrowings from the Facility during the year ended June 30, 2021, were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$8,647	0.82%	12	$2

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Fund did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2021, the Fund had two individual shareholder and/or non-affiliated omnibus accounts, which owned 32.5% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

24	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Undiscovered Managers Funds and Shareholders of Undiscovered Managers Behavioral Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Undiscovered Managers Behavioral Value Fund (one of the funds constituting Undiscovered Managers Funds, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

26	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	27

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021: Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

28	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	29

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

30	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
Undiscovered Managers Behavioral Value Fund
Class A
Actual	$1,000.00	$1,275.10	$7.33	1.30%
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	1,272.00	10.14	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class I
Actual	1,000.00	1,276.70	5.93	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class L
Actual	1,000.00	1,277.60	5.08	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	1,273.50	8.74	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R3
Actual	1,000.00	1,275.00	7.33	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R4
Actual	1,000.00	1,276.60	5.93	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R5
Actual	1,000.00	1,277.70	5.08	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,278.30	4.52	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	31

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the process used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the daily liquidity classifications of the Fund’s investments; and (2) perform additional stress testing. The Report noted that the Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

32	UNDISCOVERED MANAGERS FUNDS	JUNE 30, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021.

Qualified Dividend Income (QDI)

The Fund had $42,223, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021.

JUNE 30, 2021	UNDISCOVERED MANAGERS FUNDS	33

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-UM-621

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2021 – $33,183

2020 – $34,922

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2021 – $5,495

2020 – $5,940

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2021 – $10,437

2020 – $11,753

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2021 – Not applicable

2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 - $30.0 million

2019 - $24.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 1, 2021